UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Natural Resources Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Natural Resources Fund

ANNUAL REPORT September 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Natural Resources Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Natural Resources Fund, covering the 12-month period from October 1, 2016 through September 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest rate hikes, bonds recovered most or all of their previous losses over the first nine months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 16, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through September 30, 2017, as provided by Robin Wehbe and Elizabeth Slover, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2017, Dreyfus Natural Resources Fund’s Class A shares produced a total return of 14.52%, Class C shares returned 13.73%, Class I shares returned 14.85%, and Class Y shares returned 14.98%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 18.59% for the same period.2 The S&P Global Natural Resources Index, which more closely reflects the fund’s composition, returned 20.52% for the reporting period.3

U.S. stocks gained ground amid rising corporate earnings, improving global economic conditions, and the potential for more business-friendly U.S. government policies. The fund lagged the Index as a result of weakness in the energy sector. The fund also underperformed the S&P Global Natural Resources Index, but it outperformed the fund’s former secondary benchmark, the S&P North American Natural Resources Sector Index, due to allocations to areas outside of the fossil fuels industry.

Effective December 19, 2016, the S&P Global Natural Resources Index became the secondary benchmark for the fund, replacing the S&P North American Natural Resources Sector Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology, and services relating to natural resources.

The fund invests in growth and value stocks and typically will maintain exposure to the major natural resources sectors. Using fundamental research and direct management contact, the portfolio managers seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the fund may invest in companies of any market capitalization. The fund may invest in foreign securities, including emerging markets securities, without limitation.

Natural Resources Stocks Lagged Broader Market

Equity markets were energized in November and December of 2016 when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new presidential administration. Early in 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the new U.S. administration’s ability to implement its pro-growth policy proposals slowed the market’s advance in the spring, the Index reached new all-time highs over the summer.

Natural resources stocks trailed the Index, on average. Oil and gas prices moved sharply lower, and energy stocks slumped early in 2017 when production caps from the

DISCUSSION OF FUND PERFORMANCE (continued)

Organization of the Petroleum Exporting Countries (OPEC) proved ineffective in the face of ample production from North American shale oil producers. While oil prices later stabilized and profitability recovered, the ensuing rally was not enough to fully offset earlier weakness. In contrast, producers of industrial commodities fared well throughout the reporting period in anticipation of stronger global economic growth and higher infrastructure spending.

Non-Traditional Holdings Buoyed Fund Performance

In light of the slump among oil-and-gas companies, we took steps to diversify the fund’s portfolio across non-traditional areas of the natural resources market. We complemented the fund’s core holdings of energy companies with positions in renewable energy producers, chemical companies, fertilizer producers, and metals-and-mining companies that tend to be less sensitive to volatile commodity prices. For example, Swiss integrated commodities producer Glencore and Hong Kong components maker BYD fared well by providing the materials used in the batteries of electronic vehicles, one of the fastest-growing segments of the automobile industry. Aluminum producers such as Norsk Hydro and Alcoa benefited from the closing of unprofitable, state-owned metals producers in China. Demand for fertilizer rebounded in a consolidating industry, boosting sales and earnings for holdings such as U.S. agricultural retailer Agrium and German commodities producer K+S. Renewable energy producers such as Vestas Wind Systems also added value.

The fund further benefited from lack of exposure to energy giant ExxonMobil, which lagged sector averages. Instead, we favored international companies such as Galp Energia in Portugal, Reliance Industries in India, and Petróleo Brasileiro in Brazil.

The fund’s greatest laggards for the reporting period were concentrated among shale oil producers. Despite generally strong fundamentals, pricing pressures weighed on earnings of holdings such as oil services provider Superior Energy Services, oilfield services company Patterson-UTI Energy, and exploration-and-production companies Continental Resources and Pioneer Natural Resources.

A Constructive Investment Posture

We have been encouraged by the recent rally among energy stocks, which we believe suggests that investors are growing more confident that oil prices have stabilized and companies can maintain profitability. Indeed, cost-cutting and debt-reduction efforts during the slump may have put many companies in a better position to boost earnings. Therefore, we have added to the fund’s core energy holdings with positions in upstream shale energy maintained the fund’s holdings of non-traditional natural resources companies participating in secular growth trends such as electronic vehicles and alternative energy.

October 16, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.
3 Source: Lipper Inc. — The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and domestic and international politics. Interest rates, commodity prices, economic, tax, energy developments, and government regulations may affect the supply and demand for natural resources and the share prices of companies in the sector.

Securities of companies within specific natural resources sectors can perform differently from the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments which affect those sectors emphasized by the fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks are greater with emerging markets countries than with more economically and politically established foreign countries.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Natural Resources Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P 500® Index, the S&P Global Natural Resources Index and the S&P North American Natural Resources Sector Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Natural Resources Fund on 9/30/07 to a $10,000 investment made in the S&P 500® Index, the S&P Global Natural Resources Index and the S&P North American Natural Resources Sector Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining. The S&P North American Natural Resources Sector Index provides investors with a benchmark that represents U.S.-traded securities that are classified under the GICS® Energy and Materials sectors excluding the chemicals industry and steel sub-industry. The S&P Global Natural Resources Index has replaced the S&P North American Natural Resources Sector Index as the fund’s secondary index. The adviser believes that the composition of the S&P Global Natural Resources Index more closely reflects the composition of the fund’s portfolio and, therefore, provides a more relevant comparison. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10/31/03	7.94%	2.34%	0.03%
without sales charge	10/31/03	14.52%	3.55%	0.62%
Class C shares
with applicable redemption charge †	10/31/03	12.73%	2.79%	-0.13%
without redemption	10/31/03	13.73%	2.79%	-0.13%
Class I shares	10/31/03	14.85%	3.82%	0.89%
Class Y shares	9/1/15	14.98%	3.86%††	0.91%††
S&P 500® Index		18.59%	14.21%	7.43%
S&P Global Natural Resources Index		20.52%	1.11%	-0.70%
S&P North American Natural Resources Sector Index		0.35%	-0.72%	-0.35%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2017 to September 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.90	$10.48	$5.41	$4.84
Ending value (after expenses)	$1,054.00	$1,050.10	$1,055.30	$1,056.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.78	$10.30	$5.32	$4.76
Ending value (after expenses)	$1,018.35	$1,014.84	$1,019.80	$1,020.36

† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.04% for Class C, 1.05% for Class I and .94% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2017

Description	Shares		Value ($)
Common Stocks - 97.5%
Chemicals - 5.6%
BASF	81,209		8,642,073
DowDuPont	69,729		4,827,339
LyondellBasell Industries, Cl. A	52,933		5,243,014
			18,712,426
Energy Services - 5.1%
Halliburton	165,191		7,603,742
Newpark Resources	505,275	[a,b]	5,052,750
Superior Energy Services	403,815	[a,b]	4,312,744
			16,969,236
Forest Products & Other - 9.8%
Ball	171,211	[a]	7,071,014
Mondi	338,442		9,092,905
Packaging Corporation of America	83,857		9,616,721
Vulcan Materials	60,793		7,270,843
			33,051,483
Integrated Energy - 18.2%
Andeavor	72,812		7,510,558
BYD, Cl. H	475,500		4,410,105
Galp Energia	538,681		9,546,769
Hess	141,113	[a]	6,616,789
Occidental Petroleum	175,782		11,286,962
Showa Shell Sekiyu	341,300		3,927,869
Total	31,007		1,665,421
Tupras Turkiye Petrol Rafinerileri	158,634		5,414,023
Valero Energy	97,447		7,496,598
Vestas Wind Systems	34,833		3,125,772
			61,000,866
Metals & Mining - 23.2%
Alcoa	177,333	[b]	8,267,264
BHP Billiton	533,282		10,783,937
Freeport-McMoRan	778,173	[b]	10,925,549
Norsk Hydro	1,443,943		10,497,118
Nucor	101,915		5,711,317
POSCO	27,987		7,745,998
Rio Tinto	268,423		14,007,955
Steel Dynamics	134,432		4,633,871
Vale, ADR	536,365		5,401,196
			77,974,205
Natural Gas-E&P - 3.7%
Cabot Oil & Gas	128,558		3,438,927

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Natural Gas-E&P - 3.7% (continued)
EOG Resources	93,414		9,036,870
			12,475,797
Oil-E&P - 4.7%
CNOOC	4,157,000		5,364,146
Petroleo Brasileiro, ADR	1,096,537	[b]	10,592,547
			15,956,693
Precious Metals - 12.3%
Glencore	4,485,664	[b]	20,556,864
Newcrest Mining	610,872		10,072,109
Newmont Mining	286,633		10,751,604
			41,380,577
Seed & Fertilizer - 11.5%
Agrium	143,029		15,328,261
K+S	455,734		12,415,399
Yara International	242,222		10,848,212
			38,591,872
Utilities - 3.4%
Enel	856,714		5,158,915
NextEra Energy	41,763		6,120,368
			11,279,283
Total Common Stocks (cost $270,755,427)			327,392,438

Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,787,356)	1,787,356	[c]	1,787,356

Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $7,161,291)	7,161,291	[c]	7,161,291
Total Investments (cost $279,704,074)	100.1%		336,341,085
Liabilities, Less Cash and Receivables	(.1%)		(463,351)
Net Assets	100.0%		335,877,734

ADR—American Depository Receipt
aSecurity, or portion thereof, on loan. At September 30, 2017, the value of the fund’s securities on loan was $11,905,159 and the value of the collateral held by the fund was $12,214,436, consisting of cash collateral of $7,161,291 and U.S. Government & Agency securities valued at $5,053,145.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Metals & Mining	23.2
Integrated Energy	18.2
Precious Metals	12.3
Seed & Fertilizer	11.5
Forest Products & Other	9.8
Chemicals	5.6
Energy Services	5.0
Oil-E&P	4.8
Natural Gas-E&P	3.7
Utilities	3.4
Money Market Investments	2.6
100.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/2016($)	Purchases($)	Sales($)	Value 9/30/2017($)	Net Assets(%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	13,374,948	-	13,374,948	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,056,811	182,207,247	185,476,702	1,787,356.5		30,114
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	208,378,768	201,217,477	7,161,291	2.1	-
Total	18,431,759	390,586,015	400,069,127	8,948,647	2.6	30,114

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Bank
United States Dollar	4,822,253	Swiss Franc,	4,677,104	10/2/17	(7,719)
United States Dollar	296,065	Norwegian Krone,	2,356,275	10/2/17	218
Citigroup
United States Dollar	42,367	Danish Krone,	266,827	10/2/17	(12)
United States Dollar	400,353	British Pound,	299,169	10/2/17	(533)
JP Morgan Chase Bank
United States Dollar	474,274	Australian Dollar,	605,215	10/3/17	(456)
United States Dollar	662,908	Euro,	561,014	10/2/17	(151)
United States Dollar	72,247	Turkish Lira,	256,291	10/2/17	315
Northern Trust Bank
United States Dollar	54,379	Japanese Yen,	6,108,266	10/3/17	95
Gross Unrealized Appreciation					628
Gross Unrealized Depreciation					(8,871)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,905,159)—Note 1(c):
Unaffiliated issuers	270,755,427	327,392,438
Affiliated issuers	8,948,647	8,948,647
Cash		2,140
Cash denominated in foreign currency	453,314	447,841
Receivable for investment securities sold		6,921,274
Dividends and securities lending income receivable		684,172
Receivable for shares of Beneficial Interest subscribed		210,912
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		628
Prepaid expenses and other assets		58,625
		344,666,677
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		262,008
Liability for securities on loan—Note 1(c)		7,161,291
Payable for shares of Beneficial Interest redeemed		1,192,924
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		8,871
Accrued expenses		163,849
		8,788,943
Net Assets ($)		335,877,734
Composition of Net Assets ($):
Paid-in capital		304,550,925
Accumulated undistributed investment income—net		1,936,365
Accumulated net realized gain (loss) on investments		(27,265,599)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		56,656,043
Net Assets ($)		335,877,734

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	88,293,489	11,741,102	233,080,029	2,763,114
Shares Outstanding	2,939,132	423,825	7,539,944	89,301
Net Asset Value Per Share ($)	30.04	27.70	30.91	30.94

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2017

Investment Income ($):
Income:
Cash dividends (net of $422,199 foreign taxes withheld at source):
Unaffiliated issuers	5,687,843
Affiliated issuers	30,114
Income from securities lending—Note 1(c)	33,347
Total Income	5,751,304
Expenses:
Management fee—Note 3(a)	2,276,582
Shareholder servicing costs—Note 3(c)	704,143
Professional fees	132,861
Registration fees	100,876
Trustees’ fees and expenses—Note 3(d)	87,978
Distribution fees—Note 3(b)	81,573
Custodian fees—Note 3(c)	77,662
Prospectus and shareholders’ reports	40,936
Loan commitment fees—Note 2	7,187
Miscellaneous	32,247
Total Expenses	3,542,045
Less—reduction in expenses due to undertaking—Note 3(a)	(17,889)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,509)
Net Expenses	3,522,647
Investment Income—Net	2,228,657
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,887,478
Net realized gain (loss) on forward foreign currency exchange contracts	(59,826)
Net Realized Gain (Loss)	5,827,652
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	31,321,615
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(8,243)
Net Unrealized Appreciation (Depreciation)	31,313,372
Net Realized and Unrealized Gain (Loss) on Investments	37,141,024
Net Increase in Net Assets Resulting from Operations	39,369,681

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2017	2016
Operations ($):
Investment income—net	2,228,657	2,165,302
Net realized gain (loss) on investments	5,827,652	(22,011,096)
Net unrealized appreciation (depreciation) on investments	31,313,372	47,478,177
Net Increase (Decrease) in Net Assets Resulting from Operations	39,369,681	27,632,383
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,033,512)	(501,736)
Class C	(80,254)	(27,114)
Class I	(2,938,769)	(876,186)
Class Y	(8,112)	(12)
Total Distributions	(4,060,647)	(1,405,048)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	37,152,031	50,115,506
Class C	3,859,868	3,349,871
Class I	175,844,657	126,112,147
Class Y	2,330,670	511,223
Distributions reinvested:
Class A	907,914	439,725
Class C	72,804	23,498
Class I	2,550,006	688,222
Class Y	8,095	-
Cost of shares redeemed:
Class A	(37,785,718)	(33,508,908)
Class C	(3,705,339)	(3,889,795)
Class I	(112,637,949)	(57,262,161)
Class Y	(259,292)	(136,694)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	68,337,747	86,442,634
Total Increase (Decrease) in Net Assets	103,646,781	112,669,969
Net Assets ($):
Beginning of Period	232,230,953	119,560,984
End of Period	335,877,734	232,230,953
Undistributed investment income—net	1,936,365	4,059,434

	Year Ended September 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,318,108	2,104,111
Shares issued for distributions reinvested	31,980	18,776
Shares redeemed	(1,332,880)	(1,416,127)
Net Increase (Decrease) in Shares Outstanding	17,208	706,760
Class C
Shares sold	147,222	152,981
Shares issued for distributions reinvested	2,765	1,079
Shares redeemed	(140,136)	(177,101)
Net Increase (Decrease) in Shares Outstanding	9,851	(23,041)
Class Ia
Shares sold	6,053,023	5,144,694
Shares issued for distributions reinvested	87,509	28,652
Shares redeemed	(3,878,437)	(2,339,559)
Net Increase (Decrease) in Shares Outstanding	2,262,095	2,833,787
Class Y
Shares sold	82,679	20,656
Shares issued for distributions reinvested	278	-
Shares redeemed	(8,833)	(5,518)
Net Increase (Decrease) in Shares Outstanding	74,124	15,138

aDuring the period ended September 30, 2017, 839 Class A shares representing $24,906 were exchanged for 817 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	26.56	23.30	31.73	29.66	26.27
Investment Operations:
Investment income—net[a]	.15	.27	.32	.20	.11
Net realized and unrealized gain (loss) on investments	3.69	3.21	(8.25)	1.87	3.34
Total from Investment Operations	3.84	3.48	(7.93)	2.07	3.45
Distributions:
Dividends from investment income—net	(.36)	(.22)	(.22)	-	(.06)
Dividends from net realized gain on investments	-	-	(.28)	-	-
Total Distributions	(.36)	(.22)	(.50)	-	(.06)
Net asset value, end of period	30.04	26.56	23.30	31.73	29.66
Total Return (%)[b]	14.52	15.06	(25.38)	6.98	13.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.44	1.47	1.58	1.67
Ratio of net expenses to average net assets	1.34	1.34	1.34	1.35	1.35
Ratio of net investment income to average net assets	.53	1.12	1.11	.62	.41
Portfolio Turnover Rate	94.39	108.16	100.82	102.79	33.17
Net Assets, end of period ($ x 1,000)	88,293	77,594	51,613	37,158	26,614

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

	Year Ended September 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	24.53	21.54	29.42	27.71	24.66
Investment Operations:
Investment income (loss)—net[a]	(.05)	.08	.12	(.04)	(.10)
Net realized and unrealized gain (loss) on investments	3.41	2.97	(7.67)	1.75	3.15
Total from Investment Operations	3.36	3.05	(7.55)	1.71	3.05
Distributions:
Dividends from investment income—net	(.19)	(.06)	(.05)	-	-
Dividends from net realized gain on investments	-	-	(.28)	-	-
Total Distributions	(.19)	(.06)	(.33)	-	-
Net asset value, end of period	27.70	24.53	21.54	29.42	27.71
Total Return (%)[b]	13.73	14.21	(25.95)	6.17	12.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04	2.12	2.16	2.39	2.45
Ratio of net expenses to average net assets	2.03	2.09	2.08	2.10	2.10
Ratio of net investment income (loss) to average net assets	(.18)	.37	.43	(.14)	(.38)
Portfolio Turnover Rate	94.39	108.16	100.82	102.79	33.17
Net Assets, end of period ($ x 1,000)	11,741	10,154	9,414	3,714	3,213

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	27.30	23.95	32.59	30.39	26.91
Investment Operations:
Investment income—net[a]	.25	.35	.44	.31	.20
Net realized and unrealized gain (loss) on investments	3.78	3.29	(8.51)	1.89	3.41
Total from Investment Operations	4.03	3.64	(8.07)	2.20	3.61
Distributions:
Dividends from investment income—net	(.42)	(.29)	(.29)	-	(.13)
Dividends from net realized gain on investments	-	-	(.28)	-	-
Total Distributions	(.42)	(.29)	(.57)	-	(.13)
Net asset value, end of period	30.91	27.30	23.95	32.59	30.39
Total Return (%)	14.85	15.35	(25.19)	7.24	13.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.11	1.17	1.35	1.43
Ratio of net expenses to average net assets	1.05	1.08	1.09	1.10	1.10
Ratio of net investment income to average net assets	.86	1.40	1.51	.93	.69
Portfolio Turnover Rate	94.39	108.16	100.82	102.79	33.17
Net Assets, end of period ($ x 1,000)	233,080	144,068	58,533	18,463	8,216

a Based on average shares outstanding.
See notes to financial statements.

	Year Ended September 30,

Class Y Shares	2017	2016	2015	[a]
Per Share Data ($):
Net asset value, beginning of period	27.31	23.95	25.37
Investment Operations:
Investment income—net[b]	.41	.43	.07
Net realized and unrealized gain (loss) on investments	3.65	3.23	(1.49)
Total from Investment Operations	4.06	3.66	(1.42)
Distributions:
Dividends from investment income—net	(.43)	(.30)	-
Net asset value, end of period	30.94	27.31	23.95
Total Return (%)	14.98	15.45	(5.60)	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.99	2.54	[d]
Ratio of net expenses to average net assets	.93	.98	1.10	[d]
Ratio of net investment income to average net assets	1.38	1.54	3.69	[d]
Portfolio Turnover Rate	94.39	108.16	100.82
Net Assets, end of period ($ x 1,000)	2,763	414	1

a From September 1, 2015 (commencement of initial offering) to September 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

NOTES TO FINANCIAL STATEMENTS (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	142,794,844	-	-	142,794,844
Equity Securities - Foreign Common Stocks†	184,597,594	-	-	184,597,594
Registered Investment Companies	8,948,647	-	-	8,948,647
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	628	-	628
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(8,871)	-	(8,871)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2016, $88,597,541 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2017, The Bank of New York Mellon earned $6,950 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

“Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,936,004, accumulated capital losses $25,818,347 and unrealized appreciation $55,209,152.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2017. The fund has $17,329,678 of short-term capital losses and $8,488,669 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2017 and September 30, 2016 were as follows: ordinary income $4,060,647 and $1,405,048, respectively.

During the period ended September 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $291,079 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2016 through February 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.10% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $17,889 during the period ended September 30, 2017.

During the period ended September 30, 2017, the Distributor retained $15,667 from commissions earned on sales of the fund’s Class A shares and $3,933 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2017, Class C shares were charged $81,573 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2017, Class A and Class C shares were charged $205,367 and $27,191, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2017, the fund was charged $28,391 for transfer agency services and $1,509 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,509.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2017, the fund was charged $77,662 pursuant to the custody agreement.

During the period ended September 30, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $205,798, Distribution Plan fees $6,972, Shareholder Services Plan fees $20,466, custodian fees $18,200, Chief Compliance Officer fees $5,604 and transfer agency fees $6,104, which are offset against an expense reimbursement currently in effect in the amount of $1,136.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2017, amounted to $346,400,340 and $280,149,038, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	628	(8,871)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	628	(8,871)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	628	(8,871)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	218		(218)	-	-
JP Morgan Chase Bank	315		(315)	-	-
Northern Trust Bank	95		-	-	95
Total	628		(533)	-	95

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(7,719)		218	-	(7,501)
Citigroup	(545)		-	-	(545)
JP Morgan Chase Bank	(607)		315	-	(292)
Total	(8,871)		533	-	(8,338)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2017:

Average Market Value ($)
Forward contracts	1,231,179

At September 30, 2017, the cost of investments for federal income tax purposes was $281,151,326; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $55,181,878, consisting of $59,743,288 gross unrealized appreciation and $4,561,410 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Natural Resources Fund (one of the series comprising Dreyfus Opportunity Funds) as of September 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 29, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 33.99% of the ordinary dividends paid during the fiscal year ended September 30, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,541,646 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until February 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.10% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 75

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 61

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 82

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 61 investment companies (comprised of 127 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (62 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 147 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Natural Resources Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLAX Class C: DLDCX Class I: DLDRX Class Y: DLDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6006AR0917

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,848 in 2016 and $12,794 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,258 in 2016 and $4,249 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $230 in 2016 and $270 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,905,746 in 2016 and $29,460,566 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 28, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    November 28, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)